Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
Frederick H. Waddell
Chairman & Chief Executive Officer
Barclays Capital
2011 Global Financial Services Conference
Hilton New York
New York City
September 13, 2011
EXHIBIT 99.1
northerntrust.com
© 2011 Northern Trust Corporation

2 Barclays Capital 2011 Global Financial Services Conference
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern
Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2010 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Barclays Capital 2011 Global Financial Services Conference Agenda Northern Trust Corporation Strategic & Financial Positioning Adapting to the Environment

4 Barclays Capital 2011 Global Financial Services Conference
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
Operations & Technology:
Integrated global operating platform
Personal Financial Services:
Leading advisor to affluent market
Corporate & Institutional Services:
Leading global custodian
Northern Trust Global Investments:
Leading asset manager for
personal & institutional clients
As of June 30, 2011
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.4T Assets
Under Custody
$684B Assets
Under Mgmt.
$172 billion AUM
$388 billion AUC
$4.0 trillion AUC
$512 billion AUM
$684 billion AUM
Serving personal and
institutional clients
$1.4 billion in technology
spending, 2008-2010

5 Barclays Capital 2011 Global Financial Services Conference
Excellent strategic positioning
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities.
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.4T Assets
Under Custody
$684B Assets
Under Mgmt.
As of June 30, 2011

94.0
87.7
104.3
110.4
117.2
134.7
148.3
132.4
145.2
154.4
172.0
2001
2003
2005
2007
2009
2Q 2011

FINANCIAL TIMES

BARRON'S

Forbes

EUROMONEY

Northern Trust

6 Barclays Capital 2011 Global Financial Services Conference
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Personal Financial Services
Extensive Reach in the Affluent Market
PFS Assets Under Management
($ Billions)
Best Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
– Euromoney Magazine (February 2010)
Best Private Bank in North America
– Financial Times Group
(November 2010 and November 2009)
Ranked among the Top 10 Wealth Managers
– Barron’s (September 2010)
Serving More than 20% of Forbes 400
Most Affluent Americans
– Forbes (September 2010)
CAGR +7%
S&P500 CAGR   +1%
Washington, D.C. (1)
New York (1)
Connecticut (1)
Delaware (1)
Massachusetts (1)
Florida
(25)
Texas
(7)
Arizona
(6)
Illinois
(15)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
California
(10)
Georgia
(1)
Wisconsin
(1)
Ohio
(1)
Minnesota
(1)

1.5
1.3
1.9
2.3
2.7
3.3
3.8
2.7
3.3
3.7
4.0
2001
2003
2005
2007
2009
2Q 2011

EUROMONEY

Professional Pensions

ICFA INTERNATIONAL CUSTODY & FUND ADMINISTRATION

Asian Investor

GLOBAL PENSIONS

Northern Trust

7 Barclays Capital 2011 Global Financial Services Conference
The
Americas
CAGR +11%
S&P500 CAGR    +1%
US$EAFE CAGR +4%
Europe,
Middle East,
and Africa
Asia
Pacific
Corporate & Institutional Services
Positioned Globally for Growth
Strategically Positioned in Three Dynamic Regions
Custodian of the Year
– Professional Pensions UK Pensions
Awards (May 2011 and April 2010)
Best Global Custodian
– AsianInvestor (November 2010)
Best Global Investor Services House
– Euromoney (Sept. 2011 and July 2010)
Client Relationship
Manager of the Year – Americas
– International Custody & Fund Administration
(June 2011 and May 2010)
Global Custodian of the Year
– Global Pensions (March 2011)
C&IS Assets Under Custody
($ Trillions)

Institutional Investor

Pensions&Investments

Northern Trust

8 Barclays Capital 2011 Global Financial Services Conference
Assets Under Management: $684.1 Billion
A Diversified Asset Manager
Across Asset Classes Across Client Segments Across Styles
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
Manager of the Year – Equity Indexers (U.S.)
Institutional Investor (April 2011)
13   Largest Manager of Worldwide Institutional Assets
17   Largest Asset Manager Worldwide
3     Largest Passive International Indexed Securities Manager
As of June 30, 2011
$44 Billion
(6%)
$328 Billion
(48%)
Active
$296 Billion
(43%)
Index
Manager
of Managers
$512 Billion
Institutional
$172 Billion
Personal
Equities
$306 Billion
(45%)
Fixed Income
$123 Billion
(18%)
Short
Duration
$237 Billion
(34%)
Other
$18 Billion
(3%)
Other
$16 BN
(3%)
th
th
rd
Pensions & Investments (May 2011 based on December 31, 2010 assets)

9 Barclays Capital 2011 Global Financial Services Conference
Assets Under Custody
($ Trillions)
Assets Under Management
($ Billions)
We have had record new business results in recent quarters across our business units.
Winning in the Marketplace
CAGR   22% CAGR   13%
$2.8
$3.2
$3.6
$3.7
$3.7
$3.6
$3.9
$4.1
$4.4
$4.4
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
$522
$559
$611
$627
$647
$603
$657
$644
$662
$684
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

10 Barclays Capital 2011 Global Financial Services Conference
As of 6/30/11
Peer group is the 20 largest US-based banks based on total assets at 12/31/10. Peer data is presented as reported by SNL Financial.
NCOs = Net Charge-offs.   NPAs = Nonperforming Assets.  REO = Real Estate Owned.
$29 Billion Loan Portfolio Loan Quality Better than Industry Averages
Northern Trust
Top 20 Peer Avg.
Relationship Based, Conservative Lending Strategy
Diversified and High Quality Loan Portfolio
($ Billions)
Commercial
Real Estate
$3.1
Leases
$1.0
Non-U.S.
$1.7
Other
$0.6
Residential
Real Estate
$10.7
Commercial
& Institutional
$6.3
Private Client
$5.2
0.21%
1.26%
1.57%
3.83%
NCOs to
Avg. Loans
NPAs to
Loans & REO

11 Barclays Capital 2011 Global Financial Services Conference
High Quality Securities Portfolio
Average Securities Portfolio ($ Billions)
High quality, short duration
securities portfolio
81% invested in U.S. Treasury,
government sponsored agency and
triple-A rated securities at June 30, 2011
Minimal level of losses due to
long-term focus on conservative,
high quality investments
Began modest duration extensions in
early 2010
2001 2002 2003 2004 2005 2006 2007 2008 2009 20101H2011
$8.5
$7.2
$8.4
$8.2
$9.9
$11.8
$12.5
$12.3
$17.4
$19.9
$23.1

Adapting to
the Environment
Barclays Capital
2011 Global Financial Services Conference
northerntrust.com
© 2011 Northern Trust Corporation
P R I N C I P L E S   T H A T   E N D U R E
Service Expertise Integrity

1H
2H
1H
2H
1H

1H
2H
1H
2H
1H

1H
2H
1H
2H
1H

Northern Trust

13 Barclays Capital 2011 Global Financial Services Conference
Currency volatility has declined
from the heightened levels seen
in late 2007 – 2009
Lower Securities
Lending Volumes
Securities lending collateral of
$106 billion at June 30, 2011 is
much lower than its peak of nearly
$300 billion in 2007
The lower volumes primarily
reflect lower demand
*Excludes impact of mark-to-market fund
Securities Lending Fees* $MM
SL Avg Collateral
Lower Foreign Exchange
Volatility
Net Interest Income $MM
Avg Fed Funds Rate
Net interest margin in 1H2011 of
1.27% is well below 2003 – 2008
average of 1.74%
Balance sheet growth offsets the
impact on NII of low interest rates
Waived fees in money market
mutual funds equaled $39.4 million
in 1H2011
Revenue Headwinds Due to Macroeconomic Environment
FX Income $MM
Global Custody Assets
Historically Low
Interest Rates
2007 2010 2011 2007 2010 2011 2007 2010 2011
$423
$485
$483
$475
$502
$203
$148
$195
$187
$166
$119
$174
$47
$34
$48

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2Q2011

Northern Trust

14
Basel I
Tier 1 Capital                 13.7% 12.8% 6.0%
Total Risk-Based        15.9% 14.5% 10.0%
Leverage                     9.2% 7.7% 5.0%
Tier 1 Common Equity 13.2% 12.3% -
Pro-forma Basel III*
Tier 1 Common Equity 11.3%
“Well
Capitalized”
Capital Ratios       6/30/10 6/30/11 Guideline
Consistently Strong Capital Base
*Pro-forma Basel III ratios represent Northern Trust’s estimates calculated using the current methodologies provided by the oversight body of the Basel Committee as Northern Trust currently understands them. The proposed guidelines represent the minimum capital requirements, inclusive of the capital conservation buffer, currently proposed to be effective in 2019.  The ultimate impact of the new capital standards on Northern Trust will depend on a number of factors, including further changes to the Basel III methodologies and the rulemaking and implementation by the U.S. banking regulators. Therefore, these estimates are subject to change.
Common Equity
($ Billions)
CAGR   +11%
$2.7
$2.9
$3.1
$3.3
$3.6
$3.9
$4.5
$4.9
$6.3
$6.8
$7.0
Barclays Capital 2011 Global Financial Services Conference

Investing in Our Business
We have continued to invest in our core businesses to capitalize on the opportunities before us.
Strategic Hiring
Opportunistic Acquisitions
Investment Capabilities
New Markets
Personal Financial
Services
Global Fund Services
Strategic Acquisitions
Sovereign Wealth Funds
Insurance Business
Technological Innovation
Corporate &
Institutional Services
International Growth
Exchange Traded Funds
Alternative Investments
Direct Sales
Northern Trust
Global Investments
Opened a Washington, D.C. office
Made strategic hires of wealth advisors around the country
Completed Waterline, Bank of Ireland Securities Services, and Omnium acquisitions
Expanded NTGI teams in Europe and Asia
Invested $518 million in technology in 2010
15
Barclays Capital 2011 Global Financial Services Conference

16 Barclays Capital 2011 Global Financial Services Conference
Return on equity has been pressured
by the current operating environment
and higher capital levels.
We are actively evaluating our
profitability dynamics in light of the
current environment.
Revenue enhancement opportunities
Expense and efficiency initiatives
Improving Profitability & Returns
14.4%
10.1%
8.8%
Average            Average                 2010
2002 - 2007 2008 - 2009
YTD 2011
Return on Common Equity
16.4%

Concluding Thoughts Barclays Capital 2011 Global Financial Services Conference northerntrust.com © 2011 Northern Trust Corporation Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E

18 Barclays Capital 2011 Global Financial Services Conference
Market Leader in Focused Businesses
Best Private Bank in North America
(Financial
Times,
November 2010 and 2009)
Best Global Investor Services House (Euromoney, September 2011 and July 2010)
One of the largest Fund Administrators in Ireland and Guernsey
U.S. Equity Index Manager of the Year
(Institutional
Investor,
April 2011)
13
th
largest manager of worldwide institutional assets (Pensions & Investments, May 2011)
Strong History of Organic Growth
Assets under custody 10-year CAGR of +10%
Net new business up 28% in 2010 versus prior year
Continuing to invest in the business
Distinctive Financial Strength
81% of securities portfolio rated triple A
NPAs to loans relatively low at 1.26%
Tier 1 Common Equity ratio of 12.3%
96% of total Tier 1 Capital is Tier 1 Common Equity
Invested & Experienced Management Team
Combined service at Northern Trust of 216 years
Strategically Positioned for Growth
As of June 30, 2011

northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
Frederick H. Waddell
Chairman & Chief Executive Officer
Barclays Capital
2011 Global Financial Services Conference
Hilton New York
New York City
September 13, 2011